UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 12, 2018

The ExOne Company

(Exact name of registrant as specified in its charter)

Delaware	001-35806	46-1684608
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

127 Industry Boulevard North Huntingdon, Pennsylvania	15642
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (724) 863-9663

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) and (c)

On July 12, 2018, the Board elected Douglas D. Zemba, age 38, as Chief Financial Officer and Treasurer of The ExOne Company (the “Company”), effective immediately.

Brian W. Smith, the Company’s former Chief Financial Officer and Treasurer, was elected Senior Vice President. In his new Corporate Development role, Mr. Smith will provide vital input into strategic decisions to grow and restructure the Company’s business. A critical near-term responsibility is for him to lead the Company’s resource allocation initiative in accordance with the global cost realignment program recently announced by the Company.

Mr. Zemba has served as our Chief Accounting Officer and Assistant Treasurer since March 26, 2013, through which he has had responsibility for the Company’s global accounting and financial reporting. Mr. Zemba joined the Company on January 1, 2013 as Director of Finance shortly before the Company’s initial public offering on February 7, 2013. Prior to joining the Company, Mr. Zemba was a Senior Manager in the Assurance practice of the Pittsburgh, Pennsylvania office of PricewaterhouseCoopers LLP (“PwC”). Mr. Zemba joined PwC in 2003 holding various positions within the Assurance practice servicing both public and private clients in the manufacturing, industrial products, and metals industries.

Mr. Zemba will retain his role as Chief Accounting Officer of the Company.

On July 13, 2018, the Company issued a press release announcing these management changes, a copy of which is included as Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1**	Press Release issued by The ExOne Company dated July 13, 2018 titled “The ExOne Company Announces Executive Leadership Changes”

**	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE EXONE COMPANY

By:	/s/ Loretta L. Benec
Loretta L. Benec
General Counsel & Corporate Secretary

Dated: July 13, 2018